AGREEMENT

This Agreement is made on 24 December 2003 between WINTERTHUR SWISS INSURANCE COMPANY, a joint stock company incorporated under the laws of Switzerland ("WINTERTHUR"), AND XL INSURANCE (BERMUDA) LTD, a company incorporated under the laws of Bermuda ("XL").

         WHEREAS Winterthur and XL are parties to the Second Amended and Restated Agreement for the Sale and Purchase of Winterthur International, dated as of 15 February 2001 ("SPA"), and capitalized terms used herein shall have the same meanings as in the SPA (unless otherwise indicated);

         WHEREAS: (i) there has not been delivered the Completion Financial Information as required by paragraph 3.1 of Part 2 of Schedule 5 to SPA; (ii) Winterthur has delivered certain unaudited financial information for the Operations as at 30 June 2001; and (iii) Winterthur and XL have been unable to reach agreement as to the Completion Balance Sheet but have been able to reach agreement as respects certain other matters as specifically set forth below solely to settle the Purchase Price, the Initial Net Reserves Amount and the Initial Net Premium Receivable (as defined in Schedule B hereto).

         NOW, THEREFORE, Winterthur and XL hereby agree as follows:

1.       DETERMINATION OF PURCHASE PRICE AND INITIAL NET RESERVES AMOUNT

         1.1(A) Winterthur and XL agree the following amounts for purposes of determining the amount of the Purchase Price and establishing the Initial Net Reserves Amount and the Initial Net Premium Receivable;

                   (i) the Pro-Forma Net Asset Value as of 30 June 2001 is US$ 234,995,000.

                   (ii) the Premium (notwithstanding Clause 3.1.5 of the SPA) is US$ 51,483,700 (after giving effect to the exclusion of certain accident and health business, the net amount is US$31,983,700);

                   (iii) the Purchase Price is US$ 330,157,700;

                   (iv)  the Initial Net Reserves Amount is US$1,509,816,000;

                   (v)   the Initial Net Premium Receivable is US$ 744,266,300;
                         and

                   (vi) solely for the purpose of determining the Initial Net Reserves Amount as contemplated by Schedule A hereto, the Purchase Price and the Initial Net Premium Receivable, the line items listed on such Schedule A shall be deemed to be the amounts set forth in such Schedule A;

                provided, however, that nothing in this Agreement (other than the determination of the Initial Net Reserves Amount and the Initial Net Premium Receivable) shall affect the determination the Seasoned Net Reserves Amount or the Seasoned Net Premiums of Receivable Balance, including, without limitation, determination of the date and/or rate to be used for foreign exchange conversion of any amount in connection therewith.

                (b) Winterthur and XL also agree that the Independent Actuary need not be instructed under Clause 4.3.5 of the SPA.

         1.2. Except as expressly provided herein, nothing in this Agreement shall affect or be used as evidence with respect to determination of the rights and/or obligations of XL or Winterthur as respects any Specified Claim or any other claim under or related to the SPA provided, however, that XL acknowledges that, upon timely receipt by the parties of the payments referred to in Section 2 of this Agreement, Winterthur shall have no continuing obligation under the SPA to deliver Completion Financial Information (but such acknowledgement is without prejudice to any Specified Claim or such other claim XL may have for breach of such provisions prior to such date). For the avoidance of doubt, this Section is without prejudice to the double claims provisions in Clauses 8.6 and 8.2.7 of the SPA.

         1.3. No agreement has been reached with respect to whether or not there has been or the extent to which there has been an adjustment to the Net Asset Value of the relevant Operations pursuant to Clause 3.6 of the SPA or any other adjustment to the Purchase Price to take account of any breach of the SPA by any Seller.

         1.4. XL hereby informs Winterthur that, except for the purposes expressly set forth in Section 1.1 above, XL has not agreed to the information on Schedule A.

2.       PAYMENTS

         2.1.   Payment Agreement

                Winterthur and XL hereby agree that:

                (a) all conditions to release of the Retention Amount and the Income (these terms and other capitalized terms in this Section 2.1, not otherwise defined, are used as defined in the Payment Agreement dated 24 July 2001) are satisfied or waived; and

                (b) Winterthur and XL shall deliver to the Escrow Agent, as soon as possible on or after the date of this Agreement, the Transfer Notice in the form set out in Schedule E hereto to effect to the timely realization and distribution of the Fund to be received no later than noon, Bermuda time, 31 December 2003, as follows;

                     (i)     74.84232% of the Retention Amount to XL;

                     (ii)    25.15768% of the Retention Amount to Winterthur;

                     (iii)   87.42116% of the Income to XL; and

                     (iv)    12.57884% of the Income to Winterthur;

                (c) Receipt of the payments referred to in Section 2.1(b) above and Section 2.2 below by Winterthur or XL as appropriate shall constitute full and final satisfaction of Winterthur and XL's respective obligations and rights in respect of the payment of the Purchase Price, without prejudice to Clause 3.5 of SPA.



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


         2.2.   Payment on Account

                Winterthur agrees to pay, so that such payment is received no later than noon, Bermuda time, 31 December 2003, the sum of US$ 40 million (the "Advanced Amount") to XL pending the seasoning of net reserves set out in the SPA, subject to the following provisions;

                (a) In the event that the Seasoned Net Reserves Payment is payable by Winterthur to XL and the total of the Seasoned Net Reserves Payments (the "SNRP TOTAL") is greater than the Advanced Amount, the Advanced Amount shall be deducted from the amount of the SNRP Total and the balance (for the purposes of this Section 2.2, the "Balance") shall be paid by Winterthur to XL in accordance with the provisions for payment set out in Clause 4.3.1 of the SPA. (For the avoidance of doubt, the Balance shall be paid with interest accruing on the Balance and not on the Seasoned Net Reserves Payment as a whole at the rate set out in Clause
                     4.3.1 of the SPA).

                (b) In the event that the Seasoned Net Reserves Payment is payable by Winterthur to XL and the SNRP Total is less than the Advanced Amount, the Seasoned Net Reserves Payments shall not be paid by Winterthur to XL and instead XL shall pay the amount by which the SNRP Total is less than the Advanced Amount in US$ to Winterthur within five Business Days of the agreement or determination of the Seasoned Net Reserves Amount plus interest thereon (from and including the End Date to but excluding the date such payment is made) at a non compounding rate per annum of 0.5 per cent above Base Rate.

                (c) In the event that no Seasoned Net Reserves Payment is payable under the terms of the SPA, XL shall repay to Winterthur within five Business Days of the agreement or determination of the Seasoned Net Reserves Amount an amount in US$ equal to the Advanced Amount plus interest thereon (from and including the End Date to but excluding the date such payment is made) at a non-compounding rate per annum of 0.5 per cent above Base Rate.

                (d) In the event that the Seasoned Net Reserves Payment is payable by XL to Winterthur, the Seasoned Net Reserves Amount shall be increased by the Advanced Amount and the aggregate amount shall be paid by XL to Winterthur in accordance with the provisions for payment set out in Clause 4.3.3 of the SPA.

         2.3    Limited Recourse Receivables Financing Facility Agreement

                In relation to certain amounts owing to Winterthur:

                (a) XL shall procure that Winterthur International (Re) repays CHF 12,087,422.75 in cash to Winterthur so that such funds are received no later than noon, Bermuda time, 31 December 2003, which payment shall be deemed to be a payment under the Limited Recourse Receivables Financing Facility Agreement, together with interest from 1 July 2002 at a non-compounding rate per annum of 0.5 per cent above the Base Rate; and

                (b)  XL Insurance shall procure that Winterthur International
                     (Re) repays CHF42,362,474.25 in cash, which payment shall be deemed to be a payment un-der the Limited Recourse Receivables Financing Facility Agreement, together with interest from 1 July 2002 at a non-compounding rate per annum of 0.5 per cent above the Base Rate to Winterthur simultaneously with the entry by Winterthur and each of WIICL, Winterthur International
                     (Re); XL Insurance Switzerland, XL Insurance America, Inc., XL Select Insurance Company and XL International (Bermuda) Ltd into reinsurance agreements and related claims handling agreements relating to certain Asbestos Liabilities (which agreements shall not amend or vary the terms of the SPA and the rights or obligations of any person under the SPA, including, without limitation, under Clauses 9.1.1 and
                     9.1.2 of the SPA, shall in no way be prejudiced by the entering into of or the giving effect to such agreements or by the absence or removal of cover under or termination of such agreements), all in a form to be agreed between the parties provided that in the event that such reinsurance agreements and related claims handling agreements have not been entered into prior to the making of the payment to be made under Clause 4.3 of the SPA, such amount shall be repaid in accordance with the provisions of the Limited Recourse Receivables Financing Facility Agreement. The parties agree to use reasonable endeavours to agree and enter into such reinsurance and related agreements prior to 29 February 2004.

         2.4.   Commutation of the CAT Tower

                (a) Winterthur agrees and XL agrees to procure that the commutation agreement (the "Commutation Agreement") in the form set out in SCHEDULE C to this Agreement shall be entered into as soon as possible but in any event prior to 31 December 2003;

                (b) Winterthur agrees and XL (on behalf of Winterthur International (Re)) agree that the CHF 19,500,000 million referred to in the Commutation Agreement shall be repaid by Winterthur (together with interest of CHF 605,522) by way of set off against the amount to be repaid by or of behalf of Winterthur International (Re) pursuant to Section 2.3(a) above.

         2.5. The parties shall deliver their respective signed counterparts of the Transfer Notice to the Escrow Agent as of the opening of business, London time, on 29 December 2003.

         2.6. All payments pursuant this Section 2 shall be made by wire transfer of immediately available funds.

3.       AMENDMENTS TO SPA

         Winterthur and XL agree to amend the SPA as follows subject to (i) timely receipt of payments in accordance with Section 2 except for section 2.1(b); and (ii) timely delivery of the Transfer Notice in accordance with Section 2.5:

         3.1. The time limit relating to Specified Claims in Clause 8.2.1(ii) (excluding sub-clauses (a) and(b)) of the SPA are extended from nine months to eleven months.

         3.2. The provisions relating to seasoning of premiums as set forth on SCHEDULE B hereto are incorporated into the SPA on the basis that reference therein to "the Agreement of which this Schedule forms part" shall be deemed to be a reference this Agreement; and


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

         3.3 Solely for the purpose of determining the unearned premium reserve as respects the Seasoned Net Reserves Amount pursuant to Clause 4.2 of the SPA, the loss ratio is seventy-one percent (71%) and the definition of "Reserves" in the SPA is amended as set forth in SCHEDULE D hereto.

4.       MISCELLANEOUS

         4.1 Winterthur and XL shall and XL shall procure that Winterthur International (Re) shall enter into a letter in the form set out in Schedule F (the "SRA AMENDMENT LETTER") relating to each of the Sellers Retrocession Agreements as soon as possible but in any event prior to 31 December 2003, and the Sellers Retrocession Agreements as amended shall be the Sellers Retrocession Agreement for the purposes of the SPA. The amendments referred to in the SRA Amendment Letter shall become effective at the same time as the amendments to the SPA referred to in Section 3.

         4.2 The parties will use their best endeavours to work together in good faith with a view to agreeing:

                (a) a reduction in the "Amount of Cover" as set out in the schedule to each Sellers Retrocession Agreement;

                (b) an adjustment to the "Amount of Deductible" as set out in the schedule to each Sellers Retrocession Agreement;

                (c) a satisfactory solution to the communication of the Sellers Retrocession Agreements; and

                (d) a satisfactory resolution as to whether there should be an extension in time for seasoning reinsurance receivables.

         4.3 Except as expressly provided herein, nothing herein shall affect Winterthur's or XL's rights or obligations under the SPA or any agreement entered into pursuant to the SPA or any Local Agreement, including, without limitation, in respect of any indemnities, Specified Claims, other claims under or in respect of the SPA and the Seasoned Net Reserves Amount, or under any other agreement to which Winterthur and XL are parties or under any Sellers Retrocession Agreement. For the avoidance of doubt and notwithstanding any provision to the contrary therein, nothing herein or any payment made pursuant hereto shall give rise to commutation or other termination or a release or parties to either Sellers Retrocession Agreement, which shall continue in effect.

         4.4 Clauses 18.4, 18.8, 18.11 (insofar only as payments required by this Agreement are made after the date on which such payments are to be made pursuant to this Agreement), 18.12, 18.15, 18.16, 18.17, 18.18 and 18.19 of the SPA shall apply to this Agreement as if fully set forth herein (except as respects references therein to other Clauses of the SPA).

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

      IN WITNESS WHEREOF this Agreement has been duly executed.





SIGNED by /s/ John R. Dacey    /s/ Hans Kuenzle
          -------------------------------------
on behalf of WINTERTHUR SWISS INSURANCE
COMPANY






SIGNED by /s/ Clive Tobin
          ----------------------------------
on behalf of XL INSURANCE (BERMUDA) LTD.




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

                   SCHEDULE A - COMPLETION BALANCE SHEET ITEMS

--------------------------------------------------------------------------------
THE PURCHASE PRICE HAS BEEN CALCULATED AS FOLLOWS (IN THOUSANDS OF US DOLLARS):

                                                                                                    June 30, 2001
                                                                                                    -------------
Cash and cash equivalents                                                                            $    89,372
Portfolio assets                                                                                         189,673
Fixed interest securities, available for sale, at fair value                                             694,959
Equity securities, available for sale, at fair value                                                      85,579
Short-term investments, at fair value                                                                    446,815
Other investments                                                                                            315
Accrued interest income                                                                                   14,580
Deferred acquisition expenses                                                                             63,802
Prepaid reinsurance premiums                                                                             264,556
Premiums and insurance balances receivable
    (net of bad debt provisions)                                                                       1,350,587
Reinsurance balances receivable and reinsurance deposits                                                 127,475
Unpaid losses and loss adjustment expenses recoverable                                                 1,317,039
Fixed assets                                                                                              42,558
Other assets (including due from related parties of $65,918)                                             246,582
Excluded business                                                                                        (77,563)
Unpaid losses and loss adjustment expenses                                                            (2,556,348)
Unearned premiums                                                                                       (824,286)
Provision for future dividends to policyholders                                                             (574)
Deposit liabilities                                                                                     (183,229)
Reinsurance balances payable                                                                            (501,039)
Funds held under reinsurance agreements                                                                   (6,762)
Other liabilities (including due to related parties of $277,216)                                        (499,552)
Minority interest                                                                                         (2,724)
                                                                                                     -----------

NET ASSET VALUE                                                                                      $   281,815

Proforma Adjustments
    Deferred tax assets                                                               (1,011)
    Intangible assets excluding Genius
        and Netherlands                                                               (2,130)
    Capital Contribution to UK                                                       (43,679)
                                                                                  ----------
                                                                                                         (46,820)
                                                                                                     -----------
    Proforma Net Asset Value as of 30 June 2001                                                          234,995
Adjusted Premium (including $19,500,000 Goodwill on certain
    Accident & Health business)                                                                           51,484
Reimbursement of Capital Contribution                                                                     43,679
                                                                                                     -----------
PURCHASE PRICE                                                                                           330,158
                                                                                                     -----------
INITIAL NET RESERVES AMOUNT AS OF 30 JUNE 2001 HAS BEEN CALCULATED AS FOLLOWS
(IN THOUSANDS OF US DOLLARS):

Unpaid losses and loss adjustment expenses                                         2,556,348
Unpaid losses and loss adjustment expenses recoverable                            (1,317,039)
Provision for future dividends                                                           574
                                                                                  ----------
                                                                                                       1,239,883
Reinsurance balances receivable                                                                         (127,475)
Unearned premium reserve                                                             824,286
Prepaid reinsurance premiums                                                        (264,556)
                                                                                  ----------
                                                                                     559,730

71% thereof                                                                                              397,408

INITIAL NET RESERVES AS OF 30 JUNE 2001                                                                1,509,816
                                                                                                     -----------

                                   SCHEDULE B
                       PREMIUM SEASONING - SPA AMENDMENTS

DEFINITIONS

"SEASONED NET PREMIUMS RECEIVABLE BALANCE" means the sum of:

(i) the INITIAL NET PREMIUM RECEIVABLE, being US $744,266,300, calculated as follows:

         (a) the premiums and insurance balances receivable (net of bad debt provisions) as shown in Schedule A to the Agreement of which this Schedule forms part ("Schedule A") less reinsurance balances payable and funds held under reinsurance agreements as shown in Schedule A; less

         (b) 29% of the aggregate of the unearned premium as shown in Schedule A less the prepaid reinsurance premiums as shown in Schedule A; plus

         (c)    the deferred acquisition costs as shown in Schedule A;

         For the avoidance of doubt this is calculated as follows:

         US$'000's 1,350,587 - 501,039 - 6,762 - (29% *(824,286-264,556)) +
         68,802 = 744,266

(ii) plus any positive, or, as the case may be, less any negative adjustment calculated as follows:

         (a)    71% of the aggregate of:

                (i) the unearned premium less the prepaid reinsurance premiums in each case to the extent solely relating to Relevant Operations, as determined in accordance with US GAAP and as identified as at the End Date calculated as at the Effective Time; less

                (ii) the unearned premiums as shown in Schedule A less the prepaid reinsurance premiums as shown in Schedule A;

plus

         (b)    the aggregate of:

                (i) the premiums and insurance balances receivable (net of bad debt provisions and, for the avoidance of doubt, net of any commissions) less reinsurance balances payable and funds held under reinsurance agreements (and for the avoidance of doubt, this amount is net of any commissions) in each case to the extent relating solely to the Relevant Operations, as determined in accordance with US GAAP identified as at the End Date; less

                (ii) the unearned premium less the prepaid reinsurance premiums in each case to the extent solely relating to Relevant Operations, as determined in accordance with US GAAP and as identified as at the End Date calculated as at the Effective Time; plus

               (iii) the deferred acquisition costs in each case to the extent solely relating to Relevant Operations, as determined in accordance with US GAAP and as identified as at the End Date calculated as at the Effective Time less

         (c)    US $346,858,000 being the aggregate of

                (iv) the premiums and insurance balances receivable (net of bad debt provisions and, for the avoidance of doubt, net of any commissions) less reinsurance balances payable and funds held under reinsurance agreements (and for the avoidance of doubt, this amount is net of any commissions) as shown in Schedule A; less

                (iv) the unearned premium less the prepaid reinsurance premiums as shown in Schedule A; plus

                (v)  the deferred acquisition costs as shown in Schedule A.

                For the avoidance of doubt item (ii) (c) has been calculated using Schedule A as follows:

                USD 000s (1,350,587 - 501,039 - 6,762) less (824,286 -
                264,556) plus (63,802) = 346,858

                for the avoidance of doubt, each of (ii)(a) and (ii)(b) can be negative as well as positive.

In calculating the Seasoned Net Premiums Receivable Balance, the classification, characterization or provision of any amount shall be consistent with the classification, characterization or provision used in calculating the Initial Net Premium Receivable.

SUBSTANTIVE PROVISION

4.4      DETERMINATION OF THE SEASONED NET PREMIUMS RECEIVABLE BALANCE

         4.4.1 Subject to Clause 18.4 from and after Completion and until the End Date XL Insurance shall make available to Winterthur, Winterthur's Accountants and Winterthur's Actuary during normal business hours:

                (i) all studies relating to premiums receivable, commissions or reinsurance premium ceded prepared by or on behalf of XL Insurance to the extent relating to Relevant Operations; and

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

                (ii) all auditor's letters to management to the extent relating to net premiums subject to the Initial Net Premiums Receivable Balance which have been completed by or on behalf of XL Insurance during such period.

         4.4.2 Within 30 Business Days following the End Date XL Insurance shall deliver to Winterthur a written statement setting forth in reasonable detail its calculation of the Seasoned Net Premiums Receivable Balance (the "Seasoned Net Premiums Receivable Statement").

         4.4.3 In order to enable Winterthur, Winterthur's Accountants and Winterthur's Actuary to review the Seasoned Net Premiums Receivable Statement, XL Insurance shall keep up-to-date and make available to Winterthur, Winterthur's Accountants and Winterthur's Actuary its books, records, contracts and agreements relating to the Relevant Operations during normal business hours and co-operate with them with regard to their review of the Seasoned Net Premiums Receivable Statement. XL Insurance agrees insofar as it is reasonable to do so to make available the services of the employees of the relevant Associated Companies of XL Insurance to assist Winterthur, Winterthur's Accountants and Winterthur's Actuary to undertake the matters contemplated by this Clause 4.4. XL Insurance shall procure that after the preparation of the Seasoned Net Premiums Receivable Statement, XL Insurance's Accountants and XL Insurance's Actuary shall give Winterthur, Winterthur's Accountants and Winterthur's Actuary access to XL Insurance's Accountants' and XL Insurance's Actuary's working papers and files (with the right to take copies at Winterthur's expense, subject to Winterthur entering into an acceptable confidentiality undertaking) and personnel which or who are (and only to the extent) relevant to the review of the Seasoned Net Premiums Receivable Statement by Winterthur, Winterthur's Accountants and Winterthur's Actuary subject to Winterthur providing or procuring the provision of a hold harmless undertaking to XL Insurance's Accountants and XL Insurance's Actuary.

         4.4.4 Within 30 Business Days of receipt by Winterthur of the Seasoned Net Premiums Receivable Statement Winterthur may give written notice to XL Insurance stating that it disagrees with the Seasoned Net Premiums Receivable Statement, together with reasons for the disagreement in reasonable detail and quantifying the amount of such disagreement (for the purpose of this Clause 4.4 the "WINTERTHUR DISAGREEMENT NOTICE"). In the absence of such notice within such period, the Seasoned Net Premiums Receivable Statement shall be final and binding on the parties for all purposes.

         4.4.5 If Winterthur gives a valid Winterthur Disagreement Notice within such 30 Business Days Winterthur and XL Insurance shall attempt in good faith to reach agreement in respect thereto. If they reach agreement then the agreed amount shall be finally and conclusively the Seasoned Net Premiums Receivable Balance for the purpose of this Agreement and if they are unable to do so within 10 Business Days of receipt by XL Insurance of the Winterthur Disagreement Notice then either Winterthur or XL Insurance may by notice in writing to the other require that the calculation of the Seasoned Net Premiums Receivable Balance be referred to the Independent Actuary (AN "ACTUARY APPOINTMENT NOTICE"). Within 10 Business Days of receipt by a party of the Actuary Appointment No-

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

                tice each of Winterthur and XL Insurance shall give written notice to the other and to the Independent Actuary of its proposed Seasoned Net Premiums Receivable Balance.

         4.4.6 The Independent Actuary shall be a member of the Casualty Acturial Society ("CAS") or a Fellow of the Institute of Actuaries ("FIA") and shall be instructed to independently determine the Seasoned Net Premiums Receivable Balance in accordance with the principles and standards of practice of the CAS or the FIA as the case may be and the American Academy of Actuaries and to make its determination as soon as is reasonably practicable. The procedures of the Independent Actuary shall be determined by the Independent Actuary, but shall:

                (i) give the parties a reasonable opportunity to make written and oral representations to them;

                (ii) require that the parties supply each other with a copy of any written representations at the same time as they are made to the Independent Actuary; and

               (iii) permit each party to be present while oral submissions are being made by any other party.

         4.4.7 The determination of the Independent Actuary shall be made in writing and sent to the parties at such time as it shall determine. The Independent Actuary shall act as an expert and not as an arbitrator and his or her determination shall be final and binding on the parties as provided in Clause 4.4.8

         4.4.8 If the Seasoned Net Premiums Receivable Balance as determined by the Independent Actuary is closer to the amount proposed by XL Insurance than the amount proposed by Winterthur (in each case pursuant to the last sentence of Clause 4.4.5) then for the purpose of this Agreement the Seasoned Net Premiums Receivable Balance shall be finally and conclusively deemed to be the amount so proposed by XL Insurance. If the Seasoned Net Premiums Receivable Balance as determined by the Independent Actuary is closer to the amount proposed by Winterthur than the amount proposed by XL Insurance (in each case pursuant to the last sentence of Clause 4.4.5) than for the purpose of this Agreement the Seasoned Net Premiums Receivable Balance shall be finally and conclusively deemed to be the amount so proposed by Winterthur.

         4.4.9 The parties shall co-operate with the Independent Actuary and comply with its reasonable requests made in connection with the carrying out of its duties under this Agreement. In particular without limitation XL Insurance shall keep up-to-date and subject to reasonable notice make available to Winterthur, Winterthur's Accountants, Winterthur's Actuary and the Independent Actuary its books, records, contracts and agreements relating to the Relevant Operations during normal business hours during the period from the appointment of the Independent Actuary down to the making of the determination by the Independent Actuary.

         4.4.10 Subject to Clause 4.4.11 nothing in this Clause 4.4 shall entitle a party or the Independent Actuary access to any information or document which is protected by

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

                legal professional privilege or any other legal obligation of confidentiality or which has been prepared by the other party or its accountants, actuaries and other professional advisers with a view to assessing the merits of any claim or argument.

         4.4.11 A party shall not be entitled by reason of Clause 4.4.10 to refuse to supply such part or parts of documents as contain only the facts on which the relevant claim or argument is based.

         4.4.12 Each party shall and shall procure that its accountants, actuaries and other advisers shall and shall instruct the Independent Actuary to keep all information and documents provided to them pursuant to this Clause 4.4 confidential and shall not use the same for any purpose except for use in connection with the matters contemplated by this Clause 4.

4.5      SEASONED NET PREMIUMS RECEIVABLE PAYMENT

         4.5.1 If the Seasoned Net Premiums Receivable Balance as finally agreed or determined pursuant to Clause 4.4 is greater than 105 per cent of the Initial Net Premiums Receivable Balance XL Insurance shall or shall procure that other Purchasers as appropriate pay to Winterthur or other Sellers as appropriate within five Business Days of such agreement or determination an amount in US Dollars equal to 100 per cent of the difference between:

                (i)  the Seasoned Net Premiums Receivable Balance; and

                (ii) 105 per cent of the Initial Net Premiums Receivable
                     Balance,

                plus interest thereon (from and including the End Date, to but excluding the date such payment is made) at a non-compounding rate per annum of 0.5 per cent above the Base Rate.

         4.5.2 If the Seasoned Net Premiums Receivable Balance as finally agreed or determined pursuant to Clause 4.4 is less than 95 per cent of the Initial Net Premiums Receivable Balance Winterthur shall or shall procure that other Sellers as appropriate pay to XL Insurance or other Purchasers as appropriate within five Business Days of such agreement or determination an amount in US Dollars equal to 100 per cent of the difference between:

                (i) 95 per cent of the Initial Net Premiums Receivable Balance; and

                (ii) the Seasoned Net Premiums Receivable Balance,

                plus interest thereon (from and including the End Date to but excluding the date such payment is made) at a non-compounding rate per annum of 0.5 per cent above the Base Rate.

                  SCHEDULE C -- FORM OF COMMUTATION AGREEMENT


C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E










                     VITODURUM REINSURANCE COMPANY LIMITED

                                      AND

                       WINTERTHUR SWISS INSURANCE COMPANY


                     --------------------------------------

                      COMMUTATION AND SETTLEMENT AGREEMENT

                     --------------------------------------

                                    CONTENTS

CLAUSE                                                                     PAGE

1.  Interpretation...........................................................1
2.  Commutation And Release..................................................2
3.  Commutation Payment......................................................2
4.  Alterations..............................................................2
5.  Entire Agreement.........................................................3
6.  Sale And Purchase Agreement..............................................3
7.  Costs....................................................................3
8.  Arbitration..............................................................3
9.  Counterparts.............................................................3

  ANNEXURE 1   Reinsurance Agreement.........................................1

THIS AGREEMENT is made on the            day of           2003
BETWEEN

(A) WINTERTHUR SWISS INSURANCE COMPANY a joint stock company incorporated under the laws of Switzerland (registered under CH-020.3.928.827-5) whose registered office is at General Guisan-Strasse 40, CH-8401, Winterthur, Switzerland (the "REINSURER");

(B) VITODURUM REINSURANCE COMPANY LIMITED (formerly known as XL Winterthur International Re) a company incorporated in Switzerland (registered number CH-020.3.927.914-5) whose registered office is at Gruzefeldstrasse 41, CH-8401, Winterthur, Switzerland (the "REINSURED").

         INTRODUCTION

(A) The Reinsurer and the Reinsured are party to an excess of loss reinsurance agreement dated 2 May 2002 in terms of which the Reinsurer reinsures the Reinsured in respect of certain Property Damage and Business Interruption and Property part of Multiline business.

(B) The parties wish to release and discharge each other from all further obligations under or in connection with the Reinsurance Agreement.

         THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

1.1      In this Agreement:

         "BASE RATE" means USD LIBOR being the London Inter-Bank Offer Rate for six months deposits in US Dollars;

         "COMMUTATION PAYMENT" means the payment made by the Reinsurer to the Reinsured set out in clause 3 below;

         "LIABILITIES" means all liabilities, duties, commitments and obligations of every description, whether deriving from a contract, common law, statute or otherwise, whether past, present or future, accrued or unaccrued, actual or contingent, ascertained or unascertained, agreed or disputed;

         "REINSURANCE AGREEMENT" means the reinsurance agreement referred to in recital (A), a copy of which is annexed to this Agreement as Annexure 1; and

         "SALE AND PURCHASE AGREEMENT" means the second amended and restated agreement for the sale and purchase of Winterthur International dated as of 15 February 2001 between Winterthur Swiss Insurance Company and XL Insurance Ltd.

1.2      In this Agreement a reference to:

         1.2.1 a "PARTY" is a reference to the Reinsurer or the Reinsured, as the case may be, and a reference to "PARTIES" shall be construed accordingly;

         1.2.2 a statutory provision includes a reference to the statutory provision as modified or reenacted or both from time to time whether before or after the date of this Agreement and any subordinate legislation made or other thing done under the statutory provision whether before or after the date of this Agreement;

         1.2.3 a document is a reference to that document as modified or replaced from time to time;

         1.2.4 a person includes a reference to a corporation, body corporate, association or partnership;

         1.2.5 a person includes a reference to that person's legal personal representatives, successors and permitted assigns;

         1.2.6 the singular includes the plural and vice versa (unless the context otherwise requires);

         1.2.7 a time of day is a reference to the time in London, unless the contrary indication appears; and

         1.2.8 a clause, a schedule or an annexure unless the context otherwise requires, is a reference to a clause of or a schedule or annexure to this Agreement.

         The headings in this Agreement do not affect its interpretation.

2.       COMMUTATION AND RELEASE

2.1 In consideration of the grant of the release contained herein and the making of the Commutation Payment the Reinsurer and the Reinsured hereby:

         (i) irrevocably release and discharge each other from all past, present and future obligations; and

         (ii)   agree to terminate forthwith all rights,

         which in either case arise directly or indirectly out of or in connection with the Reinsurance Agreement.

2.2 The parties agree that the release constituted by this Agreement operates as a full and final settlement of both parties' Liabilities which arise directly or indirectly out of or in connection with the Reinsurance Agreement. Subject to the Commutation Payment provided for in clause 3 below, neither party shall have any Liability to repay to the other any payment or make good any loss incurred by the other in respect of any past obligations.

3.       COMMUTATION PAYMENT

         The Reinsurer shall pay to the Reinsured the sum of CHF 19.5 million in a manner to be agreed between the parties.

4.       ALTERATIONS

         A variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

5.       ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement and supersede any previous agreements between the parties relating to the subject matter of this Agreement.

6.       SALE AND PURCHASE AGREEMENT

         This Agreement shall not vary the rights and remedies of either XL Insurance (Bermuda) Limited (formerly known as XL Insurance Ltd) or the Reinsurer under the Sale and Purchase Agreement.

7.       COSTS

         Each party shall pay its own costs relating to the negotiation, preparation, execution and implementation by it of this Agreement.

8.       ARBITRATION

         Any dispute arising out of this Agreement or concerning its interpretation or validity shall be resolved on a friendly basis and in accordance with current reinsurance practice rather than strictly according to the letter of the law. All such disputes shall be referred to a Court of Arbitration which will take place in Winterthur and which shall consist of two arbitrators, one to be appointed by each party, and an umpire who shall be appointed by the arbitrators before they have studied the case material. The arbitrators and the umpire shall be active or retired officials of companies or underwriters carrying on a similar type of insurance and/or reinsurance business to that protected hereunder.

         If either party fails to appoint an arbitrator within four weeks after being requested in writing by the other party to do so, or in the event of the arbitrators failing to agree as to the appointment of umpire within an identical period after their own appointment, such arbitrator or umpire shall be appointed by the Upper Court of the Canton of Zurich.

         The procedure shall be at the discretion of the Court of Arbitration, whereby it shall dispense as far as possible with all legal formalities. It shall pronounce on the distribution between the parties of costs and charges. The rulings of the Court of Arbitration shall be in writing, stating the reasons for its decision and be signed. In one of the arbitrators refuses to sign the decision, this shall have no bearing on its validity.

         The decision shall be reached within three months after the Court of Arbitration is constituted.

         Otherwise the stipulations of the law of Switzerland shall be applicable to this Agreement.

9.       COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.

In witness whereof, the parties have executed this agreement on the day and year stated above.

Signed by [                ] on behalf of   )
VITODURUM REINSURANCE                       )
COMPANY LIMITED                             )


Signed by [                ] on behalf of   )
WINTERTHUR SWISS INSURANCE                  )
COMPANY                                     )

                                   ANNEXURE 1
                             Reinsurance Agreement

GENERAL CONDITIONS




WINTERTHUR INTERNATIONAL CATASTROPHE EXCESS OF LOSS
REINSURANCE AGREEMENT 2000



BETWEEN


VITODURUM INSURANCE COMPANY
WINTERTHUR, SWITZERLAND

HERINAFTER CALLED THE                         -REINSURED-



AND



HEREINAFTER CALLED THE                        -REINSURER-

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 2
--------------------------------------------------------------------------------


ARTICLE 1               PERIOD OF REINSURANCE AGREEMENT
--------------------------------------------------------------------------------

This Reinsurance Agreement shall apply to losses resulting from each and every loss occurrence occurring on and after the date specified in the Schedule(s) and shall remain in force for the period specified in the Schedule(s).

Where the original business is issued on another basis, such as "claims made", "losses discovered", "loss causation", this Reinsurance Agreement shall also apply on the same basis.

In case the original business makes no special provision for the aggregation of a series of losses, this Reinsurance Agreement provides that multiple individual losses arising from a set of related circumstances, determined in light of time and geographical factors, and furthermore arising from a common cause, shall be aggregated into one single loss and be attributed to the date of the last loss, irrespective of the actual dates of each individual loss.

Additional cover details are described in the attached Schedule(s).


ARTICLE 2                     BUSINESS COVERED
--------------------------------------------------------------------------------

This Reinsurance Agreement shall apply to all insurance and facultative reinsurance business accepted by the Reinsured as original and as described in the attached Schedule(s).


ARTICLE 3                          EXCLUSIONS
--------------------------------------------------------------------------------

As per the attached Schedule(s).


ARTICLE 4                       TERRITORIAL SCOPE
--------------------------------------------------------------------------------

This Reinsurance Agreement shall cover interests of insureds located within the territorial scope described in the attached Schedule(s).


ARTICLE 5                      REINSURING CLAUSE
--------------------------------------------------------------------------------

The Reinsurer hereby agrees to indemnify the Reinsured for the shares as set out in the Schedule(s) of that part of the Reinsured's ultimate net loss each and every loss occurrence which exceeds the amount of the deductible for each and every loss occurrence as set out in the Schedule(s).

The sum recoverable under this Reinsurance Agreement shall be up to but not exceeding the amount of cover for ultimate net loss on account of each and every loss occurrence as set out in the Schedule(s), subject however to the provision for reinstatement as set out in Article 6 of this Reinsurance Agreement.

Additional cover details as described in the attached Schedule(s).


ARTICLE 6                        REINSTATEMENTS
--------------------------------------------------------------------------------

Each loss reduces the amount of the cover hereunder, however the amount exhausted shall be automatically reinstated from the time of commencement of the loss occurrence to the next expiry date of this Reinsurance Agreement.

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 3
--------------------------------------------------------------------------------

An additional premium calculated at the rate set out in the Schedule(s), shall be paid by the Reinsured based only upon the amount of such recovery. Nevertheless the Reinsured's liability shall never be more than the amount of cover set out in the Schedule(s) in respect of any one loss occurrence and no more than the annual limit of cover set out in the Schedule(s) in all during any period of twelve months in which the Reinsurance Agreement is in force.


ARTICLE 7               DEFINITION OF "ULTIMATE NET LOSS"
--------------------------------------------------------------------------------

The term "ultimate net loss" shall mean the sum actually paid by the Reinsured in respect of each and every loss occurrence, including loss expenses. The term "loss expenses" shall include all the amounts paid for actions, suits or proceedings and for other matters and things relating to any loss recoverable hereunder at the discretion of the Reinsured which in its judgement may be beneficial or expedient and all payments made and costs and expenses incurred therefor shall be considered. It is furthermore agreed that an allowance may be included for salaried adjusters or other salaried officials or employees diverted from their normal duties in connection with the loss hereunder. Salvages and recoveries, including recoveries from all other reinsurances, other than the underlying layer(s) of excess of loss reinsurance, shall be deducted from such loss to arrive at the amount of liability, if any, attaching hereunder.

All salvages, recoveries or payments recovered or received subsequent to any loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

Nothing in the clause shall be construed to mean that losses are not recoverable hereunder until the Reinsured's ultimate net loss has been ascertained.


ARTICLE 8                DEFINITION OF "LOSS OCCURRENCE"
--------------------------------------------------------------------------------

For the purposes of this Reinsurance Agreement the term "loss occurrence" shall consist of the sum of all individual insured losses which result from an accident, disaster, casualty or happening or series of accidents, disasters, casualties or happenings arising out of one event having the same proximate cause, regardless of the number of interests insured or the number of policies responding and which occur during a loss period of:

a) 72 consecutive hours as regards hurricane, typhoon, windstorm, rainstorm, hailstorm and/or tornado

b) 72 consecutive hours as regards earthquake, seaquake, tidal wave and/or volcanic eruption

c) 72 consecutive hours and within the limits of one City, Town or Village as regards riots, civil commotions and malicious damage

d) 72 consecutive hours as regards any "loss occurrence" which includes individual loss or losses from any of the perils mentioned in (a), (b) and (c) above

e)       168 consecutive hours as regards flood, however caused

d) 168 consecutive hours as regards any "loss occurrence" which includes individual loss or losses from any of the perils mentioned in (a) or
         (b) or (c) or (d) above when in combination with individual loss or losses from any of the peril mentioned in (e) above

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 4
--------------------------------------------------------------------------------

g) 168 consecutive hours as regards any "loss occurrence" of whatsoever nature which does no include individual loss or losses from any of the perils mentioned in (a), (b) and (c), (d), (e), or (f) above and no individual loss from whatever insured peril which occurs outside these periods or areas shall be included in that "loss occurrence".

The Reinsured may choose the time when any such period of consecutive hours commences and if any event is of greater duration than the above-mentioned periods, the Reinsured may divide that event into two or more "loss occurrences", provided that no two periods overlap and provided no such period commences earlier than the date and time of the happening of the first recorded individual loss to the Reinsured in respect of the event in question.


ARTICLE 9                     NET RELATED LINES
--------------------------------------------------------------------------------

This Reinsurance Agreement shall only protect that portion of any business which the Reinsured, acting in accordance with its established practice, retains net for its own account.

The Reinsured's maximum retention each and every risk for own account shall not exceed the amount as set out in the Schedule(s). As regards the definition of "each and every risk", the Reinsured shall be the sole judge of what constitutes one risk, however this shall not differ from the written Underwriting guidelines of the Reinsured in this respect.

The liability of the Reinsurer hereunder shall not be increased due to an error or omission which results in an increase in the Reinsured's normal net retention, nor by the Reinsured's failure to reinsure in accordance with its normal practice, nor by the inability of the Reinsured to collect from any other reinsurers any amounts which may have become due from them, whether such inability arises from the insolvency of such reinsurers or otherwise.


ARTICLE 10                    UNDERWRITING POLICY
--------------------------------------------------------------------------------

The Reinsured undertakes not to introduce any change in its established acceptance and underwriting policy in respect of the classes of business protected under this Reinsurance Agreement without prior approval by the Reinsurer and any reinsurance arrangement related thereto shall be maintained or deemed to be maintained unaltered for the purpose of this Reinsurance Agreement.


ARTICLE 11                    REINSURANCE PREMIUM
--------------------------------------------------------------------------------

The Reinsured shall pay to the Reinsurer the reinsurance premium(s) as set out in the Schedule(s).

The term "premium income" shall mean the gross retained written premium income accounted by the Reinsured in the classes of business protected under this Reinsurance Agreement during the twelve month period for which the excess of loss premium is being calculated, less cancellations and return premiums as well as premiums paid for reinsurance which is to the benefit of this Reinsurance Agreement or as specified in the Schedule(s).

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 5
--------------------------------------------------------------------------------


ARTICLE 12                           TAXES
--------------------------------------------------------------------------------

As original and/or as per attached Schedule(s).


ARTICLE 13                       CLAIM ADVICES
--------------------------------------------------------------------------------

The Reinsured shall advise any claim to the Reinsurer immediately on receiving knowledge thereof, if the estimated amount of any such claim exceeds the claim advice amount as set out in the Schedule(s). Such claim advices shall contain also an estimate of the Reinsurer's liability and indicate the amounts paid and reserved. The Reinsured shall keep the Reinsurer fully informed of any significant developments in respect of the advised claim(s).

The Reinsured shall supply the Reinsurer with a list of outstanding claims at the end of each accounting year, however not later than 25 days after this date. In respect of these claims, the date of the loss event as well as the breakdown into the paid and outstanding amount for each claim must be provided.


ARTICLE 14                       CLAIM PAYMENTS
--------------------------------------------------------------------------------

All loss settlements made by the Reinsured, provided these are within the terms of the original policies and with the terms of this Reinsurance Agreement, shall be unconditionally binding upon the Reinsurer and amounts falling to the share of the Reinsurer shall be payable by him upon reasonable evidence of the amount paid or shortly due for payment being given by the Reinsured. The Reinsurer shall have the right to deduct any outstanding balances due to him from the Reinsured from any loss payment.


ARTICLE 15          ACCOUNTING AND SETTLEMENT OF THE BALANCE
--------------------------------------------------------------------------------

The accounts have been drawn up as instructed by the Reinsurance Accounting Division of the Reinsurer, and as set out in the Schedule(s).

The settlement of the balances has to be effected as set out in the Schedule(s) and coordinated via the Treasury Department of the Reinsurer.


ARTICLE 16                    ERRORS AND OMISSIONS
--------------------------------------------------------------------------------

It is hereby understood and agreed that any inadvertent delays, omissions or errors made in connection with this Reinsurance Agreement shall not be held to relieve either of the parties hereto from any liability which would have attached to them hereunder if such delay, omission or error had not occurred provided that rectification is made upon discovery.


ARTICLE 17                    EXTENDED EXPIRATION
--------------------------------------------------------------------------------

If this Reinsurance Agreement should expire or be terminated while a loss occurrence covered hereunder is in progress it is understood and agreed that, subject to the other conditions of this Reinsurance Agreement, the Reinsurer hereon is responsible as if the entire loss or damage had occurred prior to the expiration of this Reinsurance Agreement, provided that no part of that loss

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 6
--------------------------------------------------------------------------------

occurrence is claimed against any renewal of this Reinsurance Agreement. This condition shall however not apply to liability losses affecting multiple years.

ARTICLE 18                     ACCESS TO RECORDS
--------------------------------------------------------------------------------

The Reinsurer or their designated representatives shall have free access at any reasonable time to all records of the Reinsured which pertain in any way to this Reinsurance Agreement.


ARTICLE 19                   IMMEDIATE TERMINATION
--------------------------------------------------------------------------------

Either party shall have the right to terminate this Reinsurance Agreement immediately by tendering notice of termination upon the other party:

a) if the performance of this Reinsurance Agreement is rendered impossible de Jure or de facto for reasons not the fault of either party;

b) if the other party becomes unable to pay its debts or is insolvent or goes into liquidation or has its authorisation to do business withdrawn;

c)       if the other party loses all or part of its paid-up capital;

d) if either party amalgamates with another company or comes under the control of another company;

e) if the other party fails to fulfil its obligations under this Reinsurance Agreement;

f) if the country in which the other party resides or has its principal offices or is incorporated is involved in war in any form whatsoever, whether declared or not.

In the event of this Reinsurance Agreement being terminated at any date other than the last day in December in any one year then the premium due to the Reinsurer shall be calculated up to the date of termination on a pro rata basis of the annual reinsurance premium. The rights and obligations of both parties under this Reinsurance Agreement shall remain in full force until the effective date of termination. The Reinsurer shall remain responsible for any losses incurred prior to termination.

Any notice of termination shall be communicated in writing by registered letter, telex or telegram and addressed to the other party. In the event of an interruption of communications any notice of termination shall be deemed to take effect as soon as it is dispatched or submitted for dispatch.


ARTICLE 20                     RATES OF EXCHANGE
--------------------------------------------------------------------------------

In respect of losses in currency(ies) other than that in which the monetary limit of this Reinsurance Agreement is stated, the losses will be converted into this currency by using the exchange rate(s) in force on the date the settlement with the insured is affected (outstanding loss amounts at year end to be converted as per the exchange rates in the Reinsured's books).

It is furthermore understood that the Reinsured's maximum retentions are expressed in the currency of the monetary limit of this Reinsurance Agreement or the equivalent in other currencies at the exchange rate ruling in the Reinsured's books on the commencement date of each year the Reinsurance Agreement is in force.


ARTICLE 21                        ARBITRATION
--------------------------------------------------------------------------------

Any disputes arising out of this Reinsurance Agreement or concerning its interpretation or validity shall be resolved on a friendly basis and in accordance with current reinsurance practice rather than

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 7
--------------------------------------------------------------------------------


strictly according to the letter of the law. All such disputes shall be referred to a Court of Arbitration which will take place in Winterthur and which shall consist of two arbitrators, one to be appointed by each party, and an umpire who shall be appointed by the arbitrators before they have studied the case material. The arbitrators and the umpire shall be active or retired officials of companies or underwriters carrying on a similar type of insurance and/or reinsurance business to that protected hereunder.

If either party fails to appoint an arbitrator within four weeks after being requested in writing by the other party to do so, or in the event of the arbitrators failing to agree as to the appointment of the umpire within an identical period after their own appointment, such arbitrator or umpire shall be appointed by the Upper Court of the Canton of Zurich.

The procedure shall be at the discretion of the Court of Arbitration, whereby it shall dispense as far as possible with all legal formalities. It shall pronounce on the distribution between the parties of costs and charges. The ruling of the Court of Arbitration shall be in writing, stating the reasons for its decision and be signed. If one of the arbitrators refuses to sign the decision, this shall have no bearing on its validity.

The decision shall be reached within three months after the Court of Arbitration is constituted.

Otherwise the stipulations of the law of Switzerland shall be applicable to the Reinsurance Agreement.


ARTICLE 22                       INDEX CLAUSE
--------------------------------------------------------------------------------

It is agreed that the amounts of deductible and cover shall be adjusted by the index as set out in the Schedule(s).

In respect of any loss settlement(s) made under this Reinsurance Agreement the Reinsured shall submit a list of payments comprising such loss settlement(s) indicating the amount(s) paid and the date(s) of payment. The amount of each such payment shall be adjusted by means of the following formula:


actual                        base index                         adjusted
amount           X  ------------------------------     =      payment
of payment           index on the date of payment                value


The above formula shall however only apply in respect of those payments where there is a variation of more than 10% as between the base index and the index on the date of payment. In respect of all other payments the "adjusted payment value" shall always be equal to the "actual amount of payment".

All actual payments and adjusted payment values shall be separately totalled and the amounts of deductible and cover shall then be multiplied by the following fraction:

                            total of actual payments
                        --------------------------------
                        total of adjusted payment values


ARTICLE 23                 OTHER TERMS AND CONDITIONS
--------------------------------------------------------------------------------

As set out in the Schedule(s).

General Conditions: WI Catastrophe Excess of Loss
Reinsurance Agreement 2000                                                Page 8
--------------------------------------------------------------------------------

Drawn up in duplicate and signed

in Winterthur, Switzerland, on                 and in on

for and on behalf of                           for and on behalf of
the REINSURED                                  the REINSURER

VITODURUM INSURANCE COMPANY
WINTERTHUR SWITZERLAND

REINSURANCE SLIP
WINTERTHUR INTERNATIONAL CATASTROPHE EXCESS OF LOSS REINSURANCE
AGREEMENT 2000
--------------------------------------------------------------------------------

REINSURED                Vitodurum Insurance Company, Winterthur, on behalf of:
                         Winterthur Swiss Insurance Company, Winterthur
                         Switzerland including their branch offices, subsidiaries and company groups

REINSURER                Winterthur Swiss Insurance Company
                         Winterthur, Switzerland

PERIOD OF REINSURANCE    12 months as from 1st April 2000 standard local time
AGREEMENT                at this location of the risk; Basis: Losses occurring
                         during the period of reinsurance.

                         In case of non-renewal of this reinsurance agreement, policies in force will be covered until natural expiry at an additional premium to be agreed.

BUSINESS COVERED         All property Damage and Business Interruption and the
                         Property part of Multiline business, including original, written by the Winterthur International
                         Division in Winterthur and/or its units in the Winterthur Group.

EXCLUSIONS               -Reinsurance Treaty business other than Captive
                          Business
                         -War, Civil War
                         -Nuclear Energy Risks Exclusion Clause (Reinsurance)
                          (1994), worldwide excluding U.S. and Canadian Business
                         -Nuclear Incident Exclusion Clause - Property - USA -
                          Reinsurance and Nuclear Incident Exclusion Clause - Liability - USA - Reinsurance for U.S. Business
                         -Nuclear Incident Exclusion Clause - Property -
                          Canada - Reinsurance and Nuclear Incident Exclusion Clause - Liability - Canada - Reinsurance for Canadian Business
                         -Oil/Petrochemical risks, written as such
                         -Underground mining, written as such
                         -Off Shore Risks
                         -Swiss Re Market Standards for Property Business as per
                          Attachment A.
                         -Other exclusions as per the existing Multiline Quota
                          Share Reinsurance Agreement.

WI CATASTROPHE XL                                                         Page 2
--------------------------------------------------------------------------------

TERRITORIAL SCOPE        Worldwide as original

REINSURING CLAUSE

Reinsurer's Share        100% of 600%

Amount of Deductible     CHF 30,000,000
in respect of each and
every loss occurrence

Amount of Cover in       CHF 270,000,000
respect of each and
every loss occurrence

REINSTATEMENTS

Additional Premium       100% of CHF 8,325,000 (45% of CHF 18,500,000
                         pro-rata amount only

Amount of Cover in       CHF 270,000,000
respect of each and
every loss occurrence

Limit of Cover During    CHF 540,000,000
any one period

NET RETAINED LINES

Reinsured Maximum        PROPERTY DAMAGE AND BUSINESS INTERRUPTION:
Retention                CHF 200,000,000 Probable Maximum Loss or Loss Limit any
                         one risk (any one location and/or policy(ies) and/or program) protected by the Property Excess of Loss which is deemed to be in place.
                         PROPERTY PART OF MULTILINE:
                         CHF 200,000,000 Probable Maximum Loss or Loss Limit any one risk (any location and/or policy(ies) and/or program) protected by the Multiline Excess of loss which is deemed to be in place.

                         Deficiencies due to the occurrence limit cannot be included in the ultimate net loss hereunder.

REINSURANCE PREMIUM      Flat Premium of CHF 8,325,000 (45% of CHF 18,500,000).

                         Should the actual Gross Net Earned Premium Income (Property business only) deviate by more than 10% of the estimated figure (CHF 154,552,500 for the period

WI CATASTROPHE XL                                                         Page 3
--------------------------------------------------------------------------------


                         1st April, 2000 to 31st March, 2000), the flat premium will be adjusted at 5.39%.

                         Payable quarterly in equal installments on 30th June, 30th September, 31st December and 31st March.

Claim Advices            CHF 15,000,000

Other Terms and
Conditions               In exceptional cases special acceptance can be a
                         granted by the leading reinsurer.

                         Flood Netherlands limited to CHF 150,000,000 any one loss occurrence (from ground-up).

                         Other terms and conditions as per the existing Multiline Quota Share Reinsurance Agreement.

                         Other clauses (Ultimate Net Loss, Definition of Loss Occurrence, Extended Expiration, Currency Fluctuation, etc.) as per our standard reinsurance wording.

Drawn up in duplicate and signed
in, Winterthur, Switzerland, on 17.4.00       and in Winterthur, Switzerland
                                              on 04, April, 2000

for and on behalf of                          for and on behalf of
the REINSURED.                                the REINSURER

VITODURUM INSURANCE COMPANY                   WINTERTHUR SWISS INSURANCE COMPANY
WINTERHUR, SWITZERLAND                        WINTERTHUR, SWITZERLAND


/s/                                           /s/
----------------------------------            ----------------------------------


Ref. No. PAS2144

                                                               [WINTERTHUR LOGO]

WINTERTHUR INTERNATIONAL RUN-OFF PROTECTION
--------------------------------------------------------------------------------

It is hereby noted and agreed that the following amendments and terms and conditions attach to and form part of the Reinsurance Slip Winterthur International Catastrophe Excess of Loss Agreement 2000, which was ceded from Winterthur International (WIRE).

REINSURED                XL Winterthur International, Winterthur, Switzerland

PERIOD OF REINSURANCE    12 months as from 1st July 2001 standard local time at
AGREEMENT (ARTICLE 1)    the location of the risk; Losses occurring during the
                         period of reinsurance.

BUSINESS COVERED         All Property Damage and Business Interruption and
(ARTICLE 2)              the Property part of Mulitline business, including
                         perils as original, written as from 1st April 2000 up to 30th June 2001 by the Market Unit Winterthur
                         International in Winterthur and/or its units in Winterthur Insurance.

REINSURER'S SHARE        100% OF 60%
(ARTICLE 5)

REINSURANCE PREMIUM      Flat Premium of CHF 32,500,000
(ARTICLE 11)             (CHF 19,500,000 for 60%)

                         Payable as follows:
                         CHF 10,000,000 for 60% on 1st September 2001
                         CHF 4,625,000 for 60% on 1st December 2001
                         CHF 4,875,000 for 60% on 1st April 2002

All other terms and conditions as per the Reinsurance Slip Winterthur International Catastrophe Excess of Loss Agreement 2000.

Drawn up in duplicate and signed

in Winterthur, Switzerland, on 02/05/02       and in Witherthur, Switzerland,
                                             on 02 May 2002

for and on behalf of                         for and on behalf of
the REINSURED                                the REINSURER


XL WINTERTHUR INTERNATIONAL                  WINTERTHUR SWISS INSURANCE COMPANY
WINTERTHUR, SWITZERLAND                      WINTERTHUR, SWITZERLAND

/s/                                           /s/
----------------------------------            ----------------------------------

                                   SCHEDULE D

The definition of "Reserves" in the SPA shall be amended by replacing the final sentence thereof with the following sentence:

       "In determining the Initial Net Reserves Amount and the Seasoned Net Reserves Amount, the unearned premium reserve shall be calculated net of reinsurance prepaid prior to 30 June 2001, which net amount shall then be adjusted to be equal to 71% of such net amount."

                                   SCHEDULE E

                                 TRANSFER NOTICE

                    [LETTERHEADS OF WINTERTHUR XL INSURANCE]

Clifford Chance LLP
10 Upper Bank Street
London
E14 5JJ

Attention: Katherine Coates and Norman Thomas

[Date]

SALE AND PURCHASE OF WINTERTHUR INTERNATIONAL

We, Winterthur Swiss Insurance Company ("WINTERTHUR") and XL Insurance (Bermuda) Ltd, formerly known as XL Insurance Ltd, ("XL INSURANCE") refer to the second amended and restated sale and purchase agreement dated as of 15 February 2001 made between us for the sale and purchase of Winterthur International (the "SPA") and the Payment Agreement dated 24 July 2001 made between Winterthur, XL Insurance and Clifford Chance LLP (the "PAYMENT AGREEMENT").

Capitalised terms in this Transfer Notice have the same meaning as set out in the Payment Agreement or the SPA unless otherwise defined herein.

Clauses 3.3.1 and 5.1 of the Payment Agreement set out the conditions precedent to the release of the Retention Amount and the Income (the "CONDITIONS PRECEDENT") and Clause 3.3.2 of the Payment Agreement sets out the payments to be made by you following satisfaction of the Conditions Precedent.

We hereby confirm that the Conditions Precedent have been deemed to have been satisfied or have been waived and that we wish you to make payments otherwise than as set out in Clause 3.3 of the Payment Agreement. Consequently, we wish you to implement the payment instructions set out below notwithstanding the fact that:

       i. the Conditions Precedent have not been satisified (although Purchase Price and the allocation thereof have been agreed between Winterthur and XL Insurance);

       ii. the payments instructed hereby are not in conformity with the terms of the Payment Agreement; and

       iii. this Transfer Notice is not in the form scheduled to the Payment Agreement.

We hereby instruct you to pay the amount held by you in the Designated Account together with an amount equal to any tax credit attaching thereto (less any tax for which you may have to account or any charges and expenses incurred by you) in the proportions set out below and in accordance with the payment details set out below.

For the account of Winterthur:

PROPORTION: 25.15768% in respect of the Retention Amount and 12.57884% in respect of the Income.

METHOD OF PAYMENT:

BANK:

ACCOUNT NAME:

ACCOUNT NUMBER:

REFERENCE:

ACCOUNT:

For the Account of XL Insurance:

PROPORTION: 74.84232% in respect of the Retention Amount and 87.42116% in respect of the Income.

METHOD OF PAYMENT:

BANK:

ABA NO.

SWIFT CODE:

DDA NO.

FOR CREDIT:

ACCOUNT NAME:

ACCOUNT NUMBER:

This Transfer Notice (which may be signed in any number of counterparts each of which shall be deemed an original) amends the terms of the Payment Agreement, but only to the extent set out above. Except as expressly provided herein, this Transfer Notice shall not alter any rights or obligations of any party under the Payment Agreement or the SPA.

This Transfer Notice is governed by the laws of England and Wales.

Please confirm, acknowledge and agree to the above by signing and returning a copy of this Transfer Notice.

Your faithfully,

__________________________________________________
Print name:


For and on behalf of XL Insurance (Bermuda) Limited


__________________________________________________
Print name:


For and on behalf of Winterthur Swiss Insurance Company


__________________________________________________
Print name:


For and on behalf of Clifford Chance LLP.

                        SCHEDULE F - SRA AMENDMENT LETTER

XL Insurance
One Bermudiana Road
Hamilton
Bermuda

- and -

Vitodorum Reinsurance Company (Formerly Called
Winterthur International)
[Address]

for the Attention of Paul Giordano

December 2003

SELLERS RETROCESSION AGREEMENTS
--------------------------------------------------------------------------------

Dear Sirs,

We refer to the second amended and restated agreement for the sale and purchase of Winterthur International (the "SPA") made between us and dated as of 15 February 2001. Capitalised terms in this letter agreement shall have the meaning as set out in the SPA unless otherwise defined in this letter agreement.

In relation to Article 5 of each of (i) the Sellers Retrocession Agreement (in respect of the period to 31 December 2000) dated 24 July 2001 and made between Winterthur International (Re) and Winterthur; and (ii) the Amended and Restated Sellers Retrocession Agreement (in respect of the period to 30 June 2001) dated 8 February 2002 and made between Winterthur International (Re) and Winterthur (collectively defined as the "SRAs"), we ask you to agree:

1. to the insertion of the following at the end of the first sentence immediately after the phase "31.12.2000 Financial Statements)":

         "provided that from and after agreement or determination (whichever is earlier) of the Seasoned Net Reserves Amount but with effect from 30 June 2004 the "ultimate net loss" in respect of losses shall not exceed the sum provided for in respect of such losses in the agreed or determined Seasoned Net Reserves Amount except that such excess shall form part of the "ultimate net loss" to the extent that it is due to
         (i) non recoverability of reinsurance receivables or collectables; (ii) collected reinsurance which has since become repayable; or (iii) additional sums payable to reinsurers which arise out of discussions as to the valuation of reinsurance receivables, in each case, to the extent included as part of the agreed or determined Seasoned Net Reserves Amount.

         To the extent that the amounts of any payments made under this Reinsurance Agreement between 30 June 2004 and the date of agreement or determination of the Seasoned Net Reserves Amount would not have been required to be paid pursuant to the previous paragraph if the Seasoned Net Reserves Amount had been agreed or determined at that time, such amounts shall be repaid to the party that made such payment in cash within five Business Days of such agreement or determination together with interest at a non-compounding rate per annum of 0.5 per cent above Base Rate.

and

2.       to amend the third paragraph of Article 5 as follows:

(i) so that "in such case" reads "in case of either (i) or (iii) of this paragraph";

(ii) so that the following words are included at the end of the paragraph "or under the Seasoned Net Reserves Payment".

Clause 19 of the SRAs applies to this letter agreement.

Kindly consent to the above by signing and returning a copy of this letter agreement.

Yours faithfully,


-----------------------------------------------------------
For and on behalf of "Winterthur" Swiss Insurance Company


-----------------------------------------------------------
For and on behalf of XL Insurance (Bermuda) Ltd


-----------------------------------------------------------
For and on behalf of Vitodorum Reinsurance Company